                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported):      MARCH 3, 2000
                                                  ------------------------------

                          DESTRON FEARING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                     0-19688                  84-1079037
--------------------------------------------------------------------------------
 (State of other jurisdiction    (Commission            (I.R.S. Employer
     of incorporation             File Number)           Identification No.)

                               490 VILLAUME AVENUE
                         SOUTH ST. PAUL, MINNESOTA 55075
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:     (651) 455-1621
                                                    ----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name of former address, if changed since last report.)

           (The remainder of this page was intentionally left blank.)

ITEM 5.  OTHER EVENTS.

          On March 3, 2000, Destron Fearing Corporation ("Destron") and Applied Digital Solutions, Inc. ("Applied Digital") signed a letter of intent under which Applied Digital is to acquire Destron. Under the terms of the letter of intent, Destron would be merged into Digital Angel.net, Inc., a subsidiary of Applied Digital. The closing of the transaction is subject to a number of conditions, including the execution of a definitive acquisition agreement, completion of due diligence, approvals of both companies' boards of directors and shareholders, and the approval of relevant government agencies.

          The letter of intent contemplates a stock-for-stock exchange under which each share of Destron's common stock would be exchanged for 0.75 shares of Applied Digital's common stock. However, if during the time period immediately prior to closing, the price of Applied Digital's common stock is less than $8.00 per share or more than $16.00 per share, the exchange ratio would be adjusted to ensure that Destron's shareholders received a minimum of $6.00 or a maximum of $12.00 per share in value of Applied Digital' s common stock.

          Additional information regarding Applied Digital, Destron and the proposed transaction is set forth in Exhibit 99.1 to this Current Report on Form 8-K, which is hereby incorporated herein by reference.

FORWARD LOOKING STATEMENTS

          The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This Current Report on Form 8-K and other materials filed or to be filed by Destron with the Securities and Exchange Commission, as well as other written materials or oral statements that Destron may make or publish from time to time, contain forward-looking statements relating to business prospects, anticipated financial performance and similar matters. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially from the anticipated results or other expectations expressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in order quantities by customers, the unanticipated loss of business from major customers, slower than anticipated sales growth, inadequate capital resources, the threat of intellectual property disputes and an inability to obtain favorable terms from suppliers.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

          (c)  EXHIBITS.

               99.1     Copy of Press Release dated March 6, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Destron Fearing Corporation

Date:  March 8, 2000.                     By /s/ JAMES P. SANTELLI
                                             ---------------------
                                             James P. Santelli
                                             Vice President, Finance and Chief
                                              Financial Officer